WesBanco

By all accounts, better.

Midwest 2008

*Super*Community Bank Conference

Chicago, IL

February 26, 2008

Forward-Looking Statements

Forward-looking statements in this presentation relating to WesBanco's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this presentation should be read in conjunction with WesBanco's 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), which is available at the SEC's website www.sec.gov or at WesBanco's website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco's 2006 Annual Report on Form 10-K and third quarter 2007 Form 10-Q filed with the SEC under the section "Risk Factors". Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements. Please refer to WesBanco's 2006 Annual Report on Form 10-K and third quarter 2007 Form 10-Q for further information on these risk factors. WesBanco does not assume any duty to update forward-looking statements.

Corporate Profile

- Founded in 1870 in Wheeling, WV
- $5.4 billion in assets
- Over 30 acquisitions in past 25 years
- Three state presence; two bank charters
- 116 full-service banking offices, 1 loan production office & 152 ATMs
- Securities brokerage, insurance, proprietary mutual fund family

WesBanco Stock Profile

- NASDAQ Global Stock Market: WSBC
- Market capitalization: $670 million*
- 2007 average daily shares traded: 86,493
- 26.5 million shares; 93% float
- 37% institutional ownership

WesBanco
By all accounts, better.

* Closing price of $25.24 on 2/20/08.

Wealth Management Profile

- Market value of trust assets $3.1 billion at 12/31/07.
- Currently manage over 5,000 trust relationships.
- 76% of trust assets are under management at 12/31/07.
- Trust assets increased 3.6% in 2007.
- Trust revenue for 2007 totaled $16.2 million, an increase of 7.8% compared to 2006.
- Revenue generated from WesMark Funds for 2007 totaled $4.2 million on Fund assets of $652.7 million.

Creates a Powerful Community Bank Franchise



Fort Wayne
Defiance
Fremont
Bellevue
Tiffin
Norwalk
Elyria
Cuyahoga Falls
Akron
Warren
Youngstown
Boardman
New Castle
Clarion
Brookville
Van Wert
Ottawa
Findlay
Fostoria
Upper Sandusky
Bucyrus
Shelby
Ashland
Wooster
Massillon
Barberton
Canton
Alliance
Butler
Kittanning
Punxsutawney
Lima
Wapakoneta
Kenton
Marion
Galion
Mansfield
East Liverpool
McCandless
PENNSYLVANIA
Indiana
Portland
Bellefontaine
Mount Vernon
New Philadelphia
Millersburg
Weirton
Pittsburgh
Plum
Monroeville
McKeesport
West Mifflin
Sidney
Piqua
Winchester
Greenville
Troy
Urbana
OHIO
Coshocton
Steubenville
Yorkville
Newark
Zanesville
Cambridge
St. Clairsville
Wheeling
Washington
Huber Heights
Springfield
Dayton
Kettering
Beavercreek
Columbus
Richmond
UNITED STATES
Uniontown
Waynesburg
Woodsfield
Lancaster
Caldwell
New Martinsville
McConnelsville
Washington Court House
Middletown
Wilmington
Logan
Hamilton
Marietta
Middlebourne
Morgantown
Kingwood
Belmont
MARYLAND
Oakland
Chillicothe
St. Marys
West Union
Athens
Vienna
Parkersburg
Bridgeport
Clarksburg
Fairfield
Hillsboro
Cincinnati
Waverly
Wellston
McArthur
Harrisville
New Milton
Weston
Philippi
Parsons
Pomeroy
Elizabeth
Buckhannon
Jackson
Glenville
Grantsville
Elkins
Petersburg
Georgetown
Point Pleasant
Ripley
Spencer
Gallipolis
Oak Hill
West Union
Maysville
Portsmouth
WEST VIRGINIA
Sutton
Franklin
Vanceburg
Ironton
Huntington
Clay
Webster Springs
Glade View
Monterey
Cynthiana
Flemingsburg
Ashland
South Charleston
Charleston
Summersville
Frankfort
Grayson
Morehead
Marlinton
Staunton
Lexington
Owingsville
Sandy Hook
Louisa
Madison
Fayetteville
Warm Springs
Nicholasville
KENTUCKY
Frenchburg
West Liberty
Guyan Terrace
Oak Hill
Meadow Bluff
Lewisburg
Clifton Forge
Covington
Lexington
Buena Vista
Harrodsburg
Richmond
Stanton
Salyersville
Inez
Logan
Beckley
Shady Spring
Hinton
Danville
Irvine
Campton
Paintsville
Williamson
Pineville
Union
VIRGINIA
Lebanon
Beattyville
Berea
Jackson
Prestonsburg
Pikeville

Projected Population Growth* (%)



4.00
2.00
0.00
(2.00)
(4.00)
(1.16)
2.72
2.17
WSBC
OAKF
Ohio

Median 2006 Household Income



$60,000
$45,000
$30,000
$15,000
$0
$39,879
$42,159
$49,467
WSBC
OAKF
Ohio

Projected HH Income Change* (%)



18.00
16.50
15.00
13.50
12.00
14.36
14.71
15.35
WSBC
OAKF
Ohio

WesBanco
By all accounts, better.

Source: SNL Financial and Microsoft MapPoint
* Projected change from 2006-2011

Transaction Rationale

Market Share

- Top 15 deposit market share in Ohio
- Connects geographic gap in branch network

Enhanced Growth

- Doubles presence in growth markets
- Increased scale enhances lending capabilities

Financially Attractive

- Identifiable, achievable cost savings
- Accretive to GAAP and Cash EPS in 2009

Common Cultures

- Common community banking philosophy
- Shared expertise in commercial lending

Oak Hill Integration

- Completed disposition of $50 million in underperforming loans and REO.
- Begin realization of cost savings during the 3rd quarter of 2008.
- Branch sales progressing and expected to close in April.
- Conversion of back-office systems and merger of bank charters are slated for late April.

WesBanco
By all accounts, better.

Loans & Deposits – In State vs. Out of State

LOANS 12/31/07


WV
44%
Non WV
56%

WV - $1,658 million
Non-WV - $2,103 million

DEPOSITS 12/31/07


WV
50%
Non WV
50%

WV - $1,951 million
Non-WV - $1,956 million

WesBanco
By all accounts, better.

Market Share – State of Ohio

Rank	Institution	Branch Count	Total Deposits in Market ($M)	Total Market Share (%)
1	National City Corp. (OH)	418	$ 30,576	14.6%
2	Fifth Third Bancorp (OH)	391	26,345	12.6%
3	Huntington Bancshares, Inc. (OH)	443	24,333	11.6%
4	KeyCorp (OH)	231	18,078	8.7%
5	JPMorgan Chase & Co. (NY)	283	16,309	7.8%
6	U.S. Bancorp (MN)	333	13,114	6.3%
7	Royal Bank of Scotland Group	168	7,576	3.6%
8	FirstMerit Corp. (OH)	155	7,245	3.5%
9	AmTrust Financial Corp (OH)	36	6,013	2.9%
10	TFS Financial Corp (MHS)(OH)	23	5,288	2.5%
14	WesBanco, Inc. (WV)	62	1,853	0.9%
	Total for institutions in market	4,119	208,883	

Source: SNL Financial
Deposit data as of June 30, 2007

WesBanco
By all accounts, better.

2008 Strategy / Business Plan

- Challenging economic conditions ahead.
- Monitor for credit deterioration.
- Successful integration of Oak Hill Banks.
- Focus on balance sheet remix strategy; higher-yielding loan products and non interest-bearing DDA customers.
- Concentrate on efficiency ratio by improving non-interest income and reducing expenses.

2007 YTD Financial Results

(dollars in thousands)	YTD 12/31/2007	YTD 12/31/2006	% CHG
Net income	$ 44,669	$ 39,035	14.4%
EPS - diluted	$ 2.09	$ 1.79	16.8%
Return on assets	1.09%	0.94%	15.9%
Return on tangible equity	16.76%	14.40%	16.4%
Net interest margin	3.44%	3.49%	(1.4%)

2007 Financial Review

- Net interest income declined 2.9% due to a lower average balance sheet and a 5 basis point decrease in net interest margin. The margin improved in the 4th quarter.
- Provision for credit losses was relatively flat with prior year, as were net charge-offs.
- Non-interest income increased $12.5 million or 31.0% due to growth in trust fees, service charges and securities brokerage revenues. Core growth was 13.7%.
- Non-interest expenses increased $4.8 million or 4.6% as a result of normal increases in personnel-related costs, partially offset by reductions in miscellaneous taxes and marketing expenses. Core growth was 4.5%.

Recent Analyst Comments – Fourth Quarter

"Results beat expectations given lower expense growth and a lower tax rate; however, longer term core earnings power is better than previously expected following the OAKF acquisition."

David Darst, CFA
Senior Analyst, FTN
Midwest Securities Corp.

WesBanco
By all accounts, better.

Recent Analyst Comments – Fourth Quarter

"On a sequential-quarter-basis, WesBanco's NIM expanded two basis points to 3.40%. We believe the Oak Hill transaction explains the improvement in NIM. Looking forward, we would expect NIM to remain stable or improve slightly through 2008."

Matthew Schultheis, CFA
Ferris, Baker Watts, Incorporated

Composition of Loans

12/31/07


Held for Sale
2%
Commercial & Industrial
13%
Consumer
10%
Home Equity
5%
Residential Real Estate
26%
44%
Commercial Real Estate

12/31/06


Commercial & Industrial
14%
Consumer
9%
Home Equity
6%
Residential Real Estate
31%
40%
Commercial Real Estate

WesBanco
By all accounts, better.

Commercial Real Estate

Category	$000s Committed	% of Capital	% of CRE
Land & Land Development	$ 110,545	19.1%	5.9%
Residential Development	113,992	19.6%	6.1%
Commercial Construction	159,064	27.4%	8.5%
Total Subject to 100% of Capital Guidelines	**$ 383,601**	**66.1%**	**20.5%**
Investor Owned CRE:			
Residential	316,672	54.6%	16.8%
Retail	66,039	11.4%	3.5%
Office	101,233	17.4%	5.4%
Industrial	37,935	6.5%	2.0%
Lodging	90,636	15.6%	4.8%
Other [(1)]	239,908	41.4%	12.8%
Total Subject to 300% of Capital Guidelines	**$1,236,024**	**213.0%**	**65.8%**
Excluded from Concentration Guidelines:			
Owner Occupied CRE	645,954	111.3%	34.3%

(1) Includes general purpose, special purpose, mixed and multiple use properties.

Note: At 12/31/07, largest CRE loan, $16 million, and average loan size, $324,000.

WesBanco
By all accounts, better.

Credit Quality


In thousands
Non-performing assets
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.34%
0.26%
0.27%
0.49%
0.45%
2003
2004
2005
2006
2007
Total non-performing assets
NPA's as a % of total assets


In thousands
Net charge-offs
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
0.60%
0.40%
0.20%
0.00%
0.46%
0.31%
0.29%
0.23%
0.26%
2003
2004
2005
2006
2007
Net charge-offs
Net charge-offs as a % of loans

WesBanco
By all accounts, better.

Composition of Securities Portfolio



Corporate &
Equities
1%
Agencies
9%
49%
41%
Mortgage-
backed
Municipals

- No private label CMO's or ABS securities.
- 85% of municipal bonds are insured; 79% are general obligation bonds.
- Selective muni bond sales where no underlying rating for a downgraded bond insurer.

WesBanco
By all accounts, better.

GAAP Efficiency vs. Peer



66%
64%
62%
60%
58%
56%
54%
52%
50%
2002
2003
2004
2005
2006
2007
56.3%
61.1%
59.2%
58.4%
59.9%
63.4%
54.7%
56.2%
58.3%
60.1%
61.8%
61.7%
WesBanco
Peer Median

Since 2002, WesBanco has had a better efficiency ratio than its peer median in four of the last six years.

Source: SNL Financial

Peers include select banks from western PA, Ohio, Indiana and West Virginia with Assets between $1 billion and $1.5 billion.

WesBanco
By all accounts, better.

Interest Rate Risk

Change in Interest Rates (basis pts.)	Change in Net Interest Income from Base [(1)]	
	12/31/2007	12/31/2006
Down 200 Rate Shock	4.52%	2.50%
Down 100 Rate Shock	3.54%	2.80%
Up 200 Rate Ramp	-3.40%	-1.82%
Up 100 Rate Shock	-4.97%	-3.30%
Up 200 Rate Shock	-10.23%	-6.70%

- Recent A/LM strategies have focused on potential for falling interest rates.
- Reducing level of fixed rate residential real estate loans, while growing higher yielding commercial loans.
- Decreased level of wholesale borrowings along with recent extension strategies.

WesBanco
By all accounts, better.

(1) For the next 12-month period.

Capital Ratios


10%
9%
8%
7%
6%
5%
4%
3%
8.76%
9.34%
8.46%
9.27%
8.27%
7.70%
7.29%
6.26%
6.87%
5.96%
2003
2004
2005
2006
2007
Tier I leverage
Tangible equity to assets

New Markets Tax Credits

- In 2004, Oak Hill Banks CDC was awarded a $20 million allocation of New Market Tax Credit authority.
- In 2007, a new allocation of $40 million of NMTC authority was awarded.
- Tax credits total 39% of each allocation and are recognized over a 7-year credit allowance period.
- The program provides short- and long-term loans to a variety of qualifying businesses with non-conventional, non-conforming terms and conditions, or reduced interest rates.

WesBanco / Peer Group – Stock Price Performance

Total Return Analysis %	WesBanco	Peer Median
2002	15.3%	4.7%
2003	22.7%	28.5%
2004	19.6%	14.2%
2005	-1.5%	-4.9%
2006	14.2%	8.2%
2007	-36.0%	-16.5%
2008 YTD*	24.5%	5.0%
'02-'08 YTD*	51.7%	25.4%

From 2002 through February 5, 2008 WesBanco has outperformed both the NASDAQ Bank Index and its peers with a 52% total return, compared to 24% and 25%, respectively.

Source: FactSet Research Systems   * YTD through 2/5/08

Peers include select banks from western PA, Ohio, Indiana and West Virginia with Assets between $1 billion and $15 billion.

WesBanco
By all accounts, better.

Key Investor Messages

- "Against the tide" earnings increase in 2007.
- Recent stock price rally still leaves opportunity for appreciation as earnings visibility improves post-Oak Hill.
- 22 consecutive years of dividend increases; payout ratio targeted at 55% of earnings; current yield above market at 4.4%.
- Potential for improved net interest margin in current rate environment.
- Business plan reasonably achievable – not "stretching" for growth / earnings in current market environment.